      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Lois Deming
                                                --------------------------
                                                Lois Deming
                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ John J. Herir, Jr.
                                                --------------------------
                                                John J. Herir, Jr.
                                                Director and Vice President
                                                (Chief Financial Officer and
                                                 Chief Accounting Officer)

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Luke S. Hayden
                                                --------------------------
                                                Luke S. Hayden
                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Patricia Alberto
                                                --------------------------
                                                Patricia Alberto
                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Leonard Zych
                                                --------------------------
                                                Leonard Zych
                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Thomas Jacob
                                                --------------------------
                                                Thomas Jacob
                                                Chairman and President
                                                (Chief Executive Officer)

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of Chemical Bank, National Association (the "Bank"), hereby constitutes and appoints, JOHN J. HEHIR, JR., DAVID CUMMINS, JEFFREY LEVINE, INGRID GRIMSLEY, ANTHONY LANGAN AND ANN MARIE MORROW, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on June 27, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Glen Mouridy
                                                --------------------------
                                                Glen Mouridy
                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES A. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK and ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank,
(ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on May 23, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Donald L. Boudreau
                                                --------------------------
                                                Donald L. Boudreau
                                                Chairman of the Board
                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES A. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK and ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank,
(ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on May 23, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Michael Barrett
                                                --------------------------
                                                Michael Barrett
                                                President and Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES A. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK and ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank,
(ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on May 23, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Deborah Duncan
                                                --------------------------
                                                Deborah Duncan

                                                Director

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Bank (USA) (the "Bank"), hereby constitutes and appoints, DEBORAH L. DUNCAN, CHARLES A. WALSH, RICHARD L. CRAIG, MICHAEL H. GANZ, KEITH SCHUCK and ANDREW T. SEMMELMAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for this registration of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank,
(ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on May 23, 1996 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to a registration statement on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 27, 1996.

                                                /s/ Michael Urkowitz
                                                --------------------------
                                                Michael Urkowitz
                                                Director